Tax-Exempt Private Credit Fund
Schedule of Investments
June 30, 2025 (Unaudited)

MUNICIPAL BONDS - 91.3%	Par	Fair Value
Arizona - 34.5%
Arizona Industrial Development Authority
0.00%, 02/01/2026 (Obligor: Dove Mountain Senior Living) (a)(b)(g)	$21,660,000	$23,071,642
0.00%, 02/01/2026 (Obligor: Dove Mountain Senior Living) (a)(b)(g)	3,095,000	2,836,943
Maricopa County Industrial Development Authority, 6.75%, 07/01/2033 (Obligor: New Learning Ventures)	944,000	897,720
		26,806,305

Colorado - 3.7%
Colorado Educational & Cultural Facilities Authority, 7.50%, 12/15/2030 (Obligor: Ability Connection Colorado) (b)	2,905,000	2,868,483

Florida - 28.5%
Capital Trust Agency Inc.
0.00%, 11/15/2025 (Obligor: Championship Charter School I — Series A) (a)(b)(g)	8,425,000	5,110,461
0.00%, 11/15/2025 (Obligor: Championship Charter School I — Series B) (a)(b)(g)	485,000	294,193
Florida Development Finance Corp.
7.00%, 08/01/2032 (Obligor: Academir Charter School) (b)	2,700,000	2,410,534
5.51%, 07/01/2049 (Obligor: The Athenian Academy) (a)(b)	15,925,000	14,332,500
		22,147,688

Ohio - 0.8%
County of Shelby, Ohio, 8.00%, 04/15/2055 (Obligor: SLF Sidney Obligation Group) (b)	660,000	641,598

Pennsylvania - 2.6%
Pennsylvania Economic Development Financing Authority, 8.50%, 12/01/2039 (Obligor: Earthcare Bethel LLC) (b)(c)(d)	2,025,000	2,064,593

Wisconsin - 21.2%
Public Finance Authority
0.00%, 06/30/2025 (Obligor: Landings of Douglas - Series D) (a)(b)(g)	75,000	-
0.00%, 06/30/2025 (Obligor: Gardens of Waterford — Series C) (a)(b)(g)	1,185,000	-
0.00%, 09/30/2025 (Obligor: Montage Living Obligation Group) (b)(f)(g)	10,980,000	6,917,400
0.00%, 09/30/2025 (Obligor: Montage Living Obligation Group) (b)(f)(g)	5,520,000	3,477,600
0.00%, 09/30/2025 (Obligor: Montage Living Obligation Group) (b)(f)(g)	5,060,000	3,187,800
0.00%, 01/01/2029 (Obligor: Landings of Montgomery — Series C) (a)(b)(g)	1,955,000	11,722
0.00%, 01/01/2029 (Obligor: Gardens of Montgomery — Series A) (a)(b)(g)	1,610,000	9,653
0.00%, 01/01/2029 (Obligor: Landings of Montgomery - Series D) (a)(b)(g)	65,000	389
0.00%, 01/01/2029 (Obligor: Gardens of Montgomery — Series B) (a)(b)(g)	29,000	174
7.60%, 01/15/2033 (Obligor: The Excel Academy) (b)	740,000	720,496
7.63%, 02/01/2033 (Obligor: Genesis Christian Academy) (b)	2,245,000	2,136,130
		16,461,364
TOTAL MUNICIPAL BONDS (Cost $88,039,566)		70,990,031

PRIVATE NOTES - 2.8%	Par	Fair Value
CHAMP. DAVIE H.S., 0.00%, 09/30/2025 (a)(g)	500,000	303,292
Regional Housing & Community Note, 7.50%, 07/12/2025(g)	1,833,759	1,833,759
TOTAL PRIVATE NOTES (Cost $2,333,759)		2,137,051

SHORT-TERM INVESTMENTS - 2.8%		Fair Value
Money Market Funds - 2.8%	Shares
First American Government Obligations Fund - Class X, 4.25% (e)	2,177,180	2,177,180
TOTAL SHORT-TERM INVESTMENTS (Cost $2,177,180)		2,177,180

TOTAL INVESTMENTS - 96.9% (Cost $92,550,505)		75,304,262
Other Assets in Excess of Liabilities - 3.1%		2,431,076
TOTAL NET ASSETS - 100.0%		$77,735,338
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing as the issuer is currently in default.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2025, the value of these securities total $70,092,311 or 90.2% of the Fund’s net assets.

(c)
Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of June 30, 2025.

(d)	Security subject to the Alternative Minimum Tax ("AMT"). As of June 30, 2025, the total value of securities subject to the AMT was $2,064,593 or 2.6% of net assets.
(e)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(f)	Non-income producing as the security is in forbearance as June 30, 2025.

Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represent $47,055,028 of 60.5% of net assets as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Tax-Exempt Private Credit Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds	–	26,072,054	44,917,977	70,990,031
Private Notes	–	–	2,137,051	2,137,051
Money Market Funds	2,177,180	–	–	2,177,180
Total Investments	2,177,180	26,072,054	47,055,028	75,304,262

Refer to the Schedule of Investments for further disaggregation of investment categories.

The following tables present assets measured at fair value on a reoccurring basis using significant unobservable inputs (Level 3) for the period ended June 30, 2025:

	Private Loans	Municipal Bonds
Balance - beginning of period	$2,647,665	$28,694,611
Transfers into Level 3 (1)	-	25,908,585
Purchases	648,000	-
Sales	(1,130,806)	-
Accretion/(Amortization)	-	3,134
Net realized gain (loss)	-	(12,780,000)
Net change in unrealized appreciation/depreciation (1)	(27,808)	3,091,647
Balance - end of period	$2,137,051	$44,917,977
Net change in unrealized depreciation from investments still held as of 6/30/2025	$(27,808)	$2,305,001

Transfers between levels are recognized at the end of the reporting period. During the period ended June 30, 2025, the Fund recognized no transfers between levels.

Refer to the Schedule of Investments for further information on the classification of investments.